Schedule A to Appendix A

Class-Level Administration Agreement

WELLS FARGO FUNDS TRUST

List of Funds

Funds/Classes	Class-Level Admin. Fee
Absolute Return Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Adjustable Rate Government Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Alternative Strategies Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Asia Pacific Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Asset Allocation Fund Class A Class C Class R Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.21% 0.13% 0.13%
C&B Large Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
C&B Mid Cap Value Fund Class A Class C Class R61 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
California Limited-Term Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
California Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Capital Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.10% 0.08% 0.04% 0.12%
Colorado Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Common Stock Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Conservative Income Fund Institutional Class	0.08%
Core Bond Fund Class A Class C Class R Class R4 Class R6 Class T Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.08% 0.03% 0.16% 0.10% 0.08%
Core Plus Bond Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.16% 0.10% 0.08%
Disciplined U.S. Core Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Discovery Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Diversified Capital Builder Fund Class A Class C Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Diversified Equity Fund Class A Class C Administrator Class	0.21% 0.21% 0.13%
Diversified Income Builder Class A Class C Class R62 Class T Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Diversified International Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Dynamic Target Today Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2015 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2020 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2025 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2030 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2035 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2040 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2045 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2050 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2055 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Dynamic Target 2060 Fund Class A Class C Class R4 Class R6	0.21% 0.21% 0.08% 0.03%
Emerging Growth Fund Class A Class C Class R63 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Emerging Markets Bond Fund	0.00%
Emerging Markets Equity Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Emerging Markets Equity Income Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Endeavor Select Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Enterprise Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Factor Enhanced Emerging Markets Fund	0.00%
Factor Enhanced International Fund	0.00%
Factor Enhanced Large Cap Fund	0.00%
Factor Enhanced Small Cap Fund	0.00%
Global Small Cap Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Government Money Market Fund Class A Administrator Class Institutional Class Select Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.04% 0.12% 0.03%
Government Securities Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Growth Balanced Fund Class A Class C Administrator Class	0.21% 0.21% 0.13%
Growth Fund Class A Class C Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.10% 0.08% 0.04% 0.12%
High Yield Bond Fund Class A Class C Class T Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
High Yield Corporate Bond Fund	0.00%
High Yield Municipal Bond Fund Class A Class C Class R64 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Index Asset Allocation Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Index Fund Class A Class C Administrator Class	0.21% 0.21% 0.13%
Intermediate Tax/AMT-Free Fund Class A Class C Class R65 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
International Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
International Government Bond Fund	0.00%
International Equity Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
International Value Fund Class A Class C Class R66 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Intrinsic Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Instrinsic World Equity Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Large Cap Core Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Large Cap Growth Fund Class A Class C Class R Class R4 Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13% 0.13%
Large Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Low Volatility U.S. Equity Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Managed Account CoreBuilder Shares Series M	0.00%
Minnesota Tax-Free Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Moderate Balanced Fund Class A Class C Administrator Class Institutional Class7	0.21% 0.21% 0.13% 0.13%
Money Market Fund Class A Class C Premier Class Service Class	0.22% 0.22% 0.08% 0.12%
Municipal Bond Fund Class A Class C Class R68 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Municipal Cash Management Money Market Fund Administrator Class Institutional Class Service Class	0.10% 0.08% 0.12%
National Tax-Free Money Market Fund Class A Administrator Class Premier Class Service Class	0.22% 0.10% 0.08% 0.12%
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
Omega Growth Fund Class A Class C Class R Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.13% 0.13%
Opportunity Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Pennsylvania Tax-Free Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
Precious Metals Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Premier Large Company Growth Fund Class A Class C Class R4 Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.08% 0.03% 0.21% 0.13% 0.13%
Real Return Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Short Duration Government Bond Fund Class A Class C Class R6 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Short-Term Bond Fund Class A Class C Class R69 Institutional Class	0.16% 0.16% 0.03% 0.08%
Short-Term High Yield Bond Fund Class A Class C Class T Administrator Class Institutional Class	0.16% 0.16% 0.16% 0.10% 0.08%
Short-Term Municipal Bond Fund Class A Class C Class R610 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Small Cap Core Fund Class A Class C Class R6 Adminstrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Small Cap Opportunities Fund11 Class A12 Class R6 Administrator Class Institutional Class	0.21% 0.03% 0.13% 0.13%
Small Cap Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Small Company Growth Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Small Company Value Fund Class A Class C Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.03% 0.13% 0.13%
Specialized Technology Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Special Mid Cap Value Fund Class A Class C Class R Class R6 Class T Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.21% 0.13% 0.13%
Special Small Cap Value Fund Class A Class C Class R Class R6 Administrator Class Institutional Class	0.21% 0.21% 0.21% 0.03% 0.13% 0.13%
Strategic Income Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Strategic Municipal Bond Fund Class A Class C Class R613 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
Target Today Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Target 2010 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Target 2015 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Target 2020 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Target 2025 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Target 2030 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Target 2035 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Target 2040 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Target 2045 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Target 2050 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Target 2055 Fund Class A Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.08% 0.03% 0.13%
Target 2060 Fund Class A Class C Class R Class R4 Class R6 Administrator Class	0.21% 0.21% 0.21% 0.08% 0.03% 0.13%
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.12% 0.03%
Ultra Short-Term Income Fund Class A Class C Administrator Class Institutional Class	0.16% 0.16% 0.10% 0.08%
Ultra Short-Term Municipal Income Fund Class A Class C Class R614 Administrator Class Institutional Class	0.16% 0.16% 0.03% 0.10% 0.08%
U.S. Core Bond Fund	0.00%
Utility and Telecommunications Fund Class A Class C Administrator Class Institutional Class	0.21% 0.21% 0.13% 0.13%
WealthBuilder Conservative Allocation Fund Class A Class C Institutional Class15	0.21% 0.21% 0.13%
WealthBuilder Equity Fund Class A Class C Institutional Class16	0.21% 0.21% 0.13%
WealthBuilder Growth Allocation Fund Class A Class C Institutional Class17	0.21% 0.21% 0.13%
WealthBuilder Growth Balanced Fund Class A Class C Institutional Class18	0.21% 0.21% 0.13%
WealthBuilder Moderate Balanced Fund Class A Class C Institutional Class[19]	0.21% 0.21% 0.13%
Wisconsin Tax-Free Fund Class A Class C Institutional Class	0.16% 0.16% 0.08%
100% Treasury Money Market Fund Class A Administrative Class Institutional Class Service Class Sweep Class	0.22% 0.10% 0.08% 0.12% 0.03%

Schedule A to Appendix A amended:  May 23, 2018

1. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the C&B Mid Cap Value Fund, effective on or about August 1, 2018.

2. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the Diversified Income Builder Fund, effective on or about August 1, 2018.

3. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the Emerging Growth Fund, effective on or about August 1, 2018.

4. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the High Yield Municipal Bond Fund, effective on or about August 1, 2018.

5. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the Intermediate Tax/AMT-Free Fund, effective on or about August 1, 2018.

6. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the International Value Fund, effective on or about August 1, 2018.

7. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Institutional Class to the Moderate Balanced Fund, effective on or about August 1, 2018.

8. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the Municipal Bond Fund, effective on or about August 1, 2018.

9. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the Short-Term Bond Fund, effective on or about August 1, 2018.

10. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the Short-Term Municipal Bond Fund, effective on or about August 1, 2018.

11. On February 28, 2018, the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Small Cap Opportunities Fund to the Disciplined Small Cap Fund.  Subject to shareholder approval of a new sub-advisory agreement, the name change will become effective on or about June 27, 2018.

12. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class A to the Small Cap Opportunities Fund, effective on or about August 1, 2018.

13. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the Strategic Municipal Bond Fund, effective on or about August 1, 2018.

14. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of Class R6 to the Ultra Short-Term Municipal Income Fund, effective on or about August 1, 2018.

15. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Institutional Class to the WealthBuilder Conservative Allocation Fund, effective on or about August 1, 2018.

16. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Institutional Class to the WealthBuilder Equity Fund, effective on or about August 1, 2018.

17. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Institutional Class to the WealthBuilder Growth Allocation Fund, effective on or about August 1, 2018.

18. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Institutional Class to the WealthBuilder Growth Balanced Fund, effective on or about August 1, 2018.

19. On May 23, 2018 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Institutional Class to the WealthBuilder Moderate Balanced Fund, effective on or about August 1, 2018.

  The foregoing fee schedule is agreed to as of May 23, 2018 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:  _____________________________________

Andrew Owen

President

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ______________________________________

Paul Haast

Senior Vice President